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                                                                   EXHIBIT 10.11

                             JAMISON BUILDING LEASE

                                ADDENDUM 10-1-01

SUITE        NO: 101, 201, and 207
LANDLORD:    BRUCE RHINE
TENANT:      ASTI Operating Company, Inc.

         Existing lease is hereby extended 12 months beginning October 1, 2001 and ending September 30, 2002. The new rental rate will be $3,595.99 per month. All other terms and conditions of the lease will remain the same.

LANDLORD:    By: /s/ Bruce Rhine                       Date:  9/17/01
                 --------------------------
                 Bruce Rhine

TENANT:      ASTI Operating Company, Inc.

             By: /s/ Bette D. Butler                          Date:  9/17/01
                 --------------------------
                 Bette D. Butler, Controller

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